SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ------------------







                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 30, 1998


                                BETZDEARBORN INC.
               (Exact Name of Registrant as Specified in Charter)


    Pennsylvania                1-11558                        23-1503731
  (State Or Other             (Commission                    (IRS Employer
  Jurisdiction Of             File Number)                 Identification No.)
  Incorporation)


         4636 Somerton Road, Trevose, Pennsylvania   19053-6783
          (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code    (215) 355-3300


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ITEM 5.     OTHER EVENTS.

            BetzDearborn Inc., a Pennsylvania corporation (the "Company"), has entered into an Agreement and Plan of Merger, dated as of July 30, 1998 (the "Merger Agreement"), by and among the Company, Hercules Incorporated, a Delaware corporation ("Hercules"), and Water Acquisition Co., a Pennsylvania corporation and wholly owned subsidiary of Hercules ("Merger Sub"), pursuant to which, among other things, subject to the terms and conditions contained in the Merger Agreement, Merger Sub will be merged (the "Merger") into the Company, with the Company surviving as a wholly owned subsidiary of Hercules, and each common share of the Company will be converted into the right to receive $72 in cash. The shares of the Company's Series A ESOP Convertible Preferred Stock will be automatically converted into common shares of the Company prior to the Merger, which such common shares will be converted into the right to receive $72 per common share in cash. Consummation of the Merger is subject to certain conditions, including approval of the Merger by shareholders of the Company and the receipt of regulatory approvals, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The foregoing description of the Merger and the Merger Agreement are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. On July 30, 1998, the Company issued a joint press release with Hercules announcing the execution of the Merger Agreement. A copy of the joint press release is filed as Exhibit 99.3 hereto.

            In connection with the execution of the Merger Agreement, on July 30, 1998, the Company entered into Amendment No. 1 (the "1988 Rights Amendment") to its Rights Agreement (the "1988 Rights Agreement"), dated as of January 1, 1992, between the Company and American Stock Transfer & Trust Company (which restates with a successor rights agent the Rights Agreement, dated as of September 8, 1988 between the Company and Mellon Bank (East) N.A.) and Amendment No. 1 (the "1998 Rights Amendment") to its Rights Agreement (the "1998 Rights Agreement"), dated as of February 12, 1998, between the Company and American Stock Transfer & Trust Company. The 1988 Rights Amendment and the 1998 Rights Amendment exempt the execution of the Merger Agreement and the consummation of the transactions contemplated thereby from triggering certain provisions of the 1988 Rights Agreement and the 1998 Rights Agreement, respectively. The foregoing description of the 1988 Rights Amendment and the 1998 Rights Amendment is qualified in its entirety by reference to the 1988 Rights Amendment and the 1998 Rights Amendment, which are filed as Exhibits 99.1 and 99.2 hereto, respectively.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

Exhibit 2.1 Agreement and Plan of Merger, dated as of July 30, 1998, by and among BetzDearborn Inc., Hercules Incorporated and Water Acquisition Co.

Exhibit 99.1 Amendment No. 1, dated as of July 30, 1998, to Rights
             Agreement, dated as of January 1, 1992, by and between BetzDearborn Inc. and American Stock Transfer & Trust Company.

Exhibit 99.2 Amendment No. 1, dated as of July 30, 1998, to Rights
             Agreement, dated as of February 12, 1998, by and between BetzDearborn Inc. and American Stock Transfer & Trust Company.

Exhibit 99.3 Joint Press Release dated July 30, 1998.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BETZDEARBORN INC.

Date: July 30, 1998                       By:  /s/ Linda R. Hansen
                                               Vice President, General Counsel
                                               and Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Title

Exhibit 2.1 Agreement and Plan of Merger, dated as of July 30, 1998, by and among BetzDearborn Inc., Hercules Incorporated and Water Acquisition Co.

Exhibit 99.1 Amendment No. 1, dated as of July 30, 1998, to Rights
             Agreement, dated as of January 1, 1992, by and between BetzDearborn Inc. and American Stock Transfer & Trust Company.

Exhibit 99.2 Amendment No. 1, dated as of July 30, 1998, to Rights
             Agreement, dated as of February 12, 1998, by and between BetzDearborn Inc. and American Stock Transfer & Trust Company.

Exhibit 99.3 Joint Press Release dated July 30, 1998.